Exhibit 99.1

EXLSERVICE HOLDINGS, INC.

2006 OMNIBUS AWARD PLAN

RESTRICTED STOCK UNIT AGREEMENT (U.S.)

THIS RESTRICTED STOCK UNIT AGREEMENT (the “Agreement”), is made, effective as of the ____ day of ____, 20__ (hereinafter the “Date of Grant”) by and between ExlService Holdings, Inc., a Delaware corporation (the “Company”), and ______________ (the “Participant”).

WHEREAS, the Company has adopted the ExlService Holdings, Inc. 2006 Omnibus Award Plan (the “Plan”), pursuant to which awards of Restricted Stock Units may be granted; and

WHEREAS, the Compensation Committee of the Board of Directors of the Company (the “Committee”) has determined that it is in the best interests of the Company and its stockholders to grant to the Participant an award of Restricted Stock Units as provided herein and subject to the terms set forth herein.

NOW THEREFORE, for and in consideration of the premises and the covenants of the parties contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, for themselves, their successors and assigns, hereby agree as follows:

1.         Grant of Restricted Stock Units. The Company hereby grants on the Date of Grant, to the Participant a total of [   ] Restricted Stock Units (the “Award”) on the terms and conditions set forth in this Agreement and as otherwise provided in the Plan. Such Restricted Stock Units shall be credited to a separate account maintained for the Participant on the books of the Company (the “Account”). On any given date, the value of each Restricted Stock Unit comprising the Award shall equal the Fair Market Value of one share of Common Stock. The Award shall vest in accordance with Section 3 hereof and settle in accordance with Section 4 hereof.

2.         Incorporation by Reference, Etc. The provisions of the Plan are hereby incorporated herein by reference. Except as otherwise expressly set forth herein, this Agreement shall be construed in accordance with the provisions of the Plan and any capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Plan. The Committee shall have final authority to interpret and construe the Plan and this Agreement and to make any and all determinations under them, and its decision shall be binding and conclusive upon the Participant and his legal representative in respect of any questions arising under the Plan or this Agreement.

3.         Vesting. Except as may otherwise be provided herein, the Restricted Stock Units shall become vested as follows:

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Vested Percent of Award	Date of Vesting
25%	[Insert Date]
50%	[Insert Date]
75%	[Insert Date]
100%	[Insert Date]

Each day on which a portion of the Restricted Stock Units vest shall be a “Vesting Date”. Notwithstanding the foregoing, in the event that a “Change in Control” (as defined in the Plan and modified by the flush language at the end of this Section 3) occurs at a time when any portion of the Restricted Stock Units remain unvested, then effective upon the consummation of the Change in Control, the vesting of the portion of the Restricted Stock Units which is not then fully vested shall accelerate such that any portion of the Restricted Stock Units which would have become vested during the one-year period following the Change in Control shall become vested effective as of the consummation of the Change in Control. Moreover, (i) in the event that Participant’s employment by the Company is terminated by the Company without Cause (as defined in the Plan) (a) at any time following a Change in Control or (b) in specific contemplation of a Change in Control or (ii) in the event Participant resigns with “Good Reason” (as defined below) at any time following a Change in Control, Participant shall, upon and subject to the execution within sixty (60) days following termination of employment (and non-revocation during any applicable revocation period) of a standard release of all employment-related claims against the Company and its Affiliates and each of their employees, officers and directors, be entitled to immediate vesting as of the termination date of any portion of the Restricted Stock Units which is unvested as of the termination date. The term “Good Reason” shall have the meaning set forth in any employment, consulting or other agreement between the Company or an Affiliate and the Participant in effect on the date hereof, or, in the absence of such definition therein, the occurrence, without Participant’s prior written consent, of any of the following events:

(A)      a substantial reduction of Participant’s duties or responsibilities, or Participant being required to report to any person other than the Board or the Company’s Chief Executive Officer or President; provided that, if there is a Change in Control and Participant retains a similar title and similar duties with the Company or any entity that acquires the Company (or any affiliate or subsidiary of such entity) following such Change in Control, any change in Participant’s title shall not a constitute a significant reduction of Participant’s duties and authorities hereunder;

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(B)      Participant’s job title is adversely changed, provided that if there is a Change in Control and Participant retains a similar title and similar duties with the Company or any entity that acquires the Company (or any affiliate or subsidiary of such entity) following such Change in Control, any change in Participant’s title shall not constitute a significant reduction of Participant’s duties and authorities hereunder;

(C)      following a Change in Control, a change in the office or location where Participant is based of more than thirty (30) miles, which new location is more than thirty (30) miles from Participant’s primary residence; or

(D)      following a Change in Control, a breach by the Company of any material term of any employment, consulting, or similar agreement between the Company and Participant;

provided that, a termination by Participant with Good Reason shall be effective only if, within thirty (30) days following Participant’s first becoming aware of the circumstances giving rise to Good Reason, Participant delivers a “notice of termination” for Good Reason to the Company, and the Company within fifteen (15) days following its receipt of such notification has failed to cure the circumstances giving rise to Good Reason.

Notwithstanding anything to the contrary in this Section 3, a Change of Control hereunder shall not give rise to any acceleration of the vesting of Restricted Stock Units hereunder unless such event satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

4.	Terms.

(a)       Settlement. On each applicable Vesting Date, the Company shall settle the portion of the Award that is vested on such date and shall therefore (i) issue and deliver to the Participant one share of Common Stock for each Restricted Stock Unit subject to the Award that has vested (the “RSU Shares”), with any fractional shares paid out in cash (and, upon such settlement, the Restricted Stock Units shall cease to be credited to the Account) and (ii) enter the Participant’s name as a stockholder of record with respect to the RSU Shares on the books of the Company.

(b)       Dividend Equivalents. If on any date that Restricted Stock Units remain credited to the Account, dividends are paid by the Company on outstanding shares of its Common Stock (“Shares”) (each, a “Dividend Payment Date”), then the Participant’s Account shall, as of each such Dividend Payment Date, be credited with an amount (each such amount, a “Dividend Equivalent Amount”) equal to the product of (i) the number of Restricted Stock Units in the Account as of the Dividend Payment Date and

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(ii) the per Share cash amount of such dividend (or, in the case of a dividend payable in Shares or other property, the per Share equivalent cash value of such dividend as determined in good faith by the Committee). On each applicable Vesting Date, in connection with the settlement and delivery of RSU Shares as contemplated by Section 4(a), the Participant shall be entitled to receive a payment, without interest, of an amount in cash equal to the accumulated Dividend Equivalent Amounts in respect of the RSU Shares so delivered.

(c)       Taxes and Withholding. Upon the settlement of the Award in accordance with Section 4(a) hereof, the Participant shall recognize taxable income in respect of the Award, and the Company shall report such taxable income to the appropriate taxing authorities in respect of the Award as it determines to be necessary and appropriate. Upon the settlement of the Award in RSU Shares, the Participant shall be required as a condition of such settlement to pay to the Company by check or wire transfer the amount of any income, payroll, or social tax withholding that the Company determines is required; provided that the Participant may elect to satisfy such tax withholding obligation by having the Company withhold from the settlement that number of RSU Shares having a Fair Market Value equal to the amount of such withholding; provided, further, that the number of RSU Shares that may be so withheld by the Company shall be limited to that number of RSU Shares having an aggregate Fair Market Value on the date of such withholding equal to the aggregate amount of the Participant’s income, payroll and social tax liabilities based upon the applicable minimum withholding rates.

(d)	Effect of Termination of Services.

Except as otherwise provided in the Plan, if the Participant’s employment with the Company terminates prior to any Vesting Date for any reason, all remaining Restricted Stock Units credited to the Account shall be forfeited without further consideration to the Participant.

(e)       Restrictions. The Award granted hereunder may not be sold, pledged or otherwise transferred (other than by will or the laws of descent and distribution) and may not be subject to lien, garnishment, attachment or other legal process. The Participant acknowledges and agrees that, with respect to each Restricted Stock Unit credited to his Account, he has no voting rights with respect to the Company unless and until each such Restricted Stock Unit is settled in RSU Shares pursuant to Section 4(a) hereof.

(f)        Rights as a Stockholder. Upon and following each Vesting Date, the Participant shall be the record owner of the RSU Shares settled upon such applicable date unless and until such RSU Shares are sold or otherwise disposed of, and as record owner shall be entitled to all rights of a common stockholder of the Company, including, without limitation, voting rights, if any, with respect to the RSU Shares. Prior to the first Vesting Date, the Participant shall not be deemed for any purpose to be the owner of shares of Common Stock underlying the Restricted Stock Units.

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5.	Miscellaneous.

(a)       General Assets. All amounts credited to the Account under this Agreement shall continue for all purposes to be part of the general assets of the Company. The Participant’s interest in the Account shall make the Participant only a general, unsecured creditor of the Company.

(b)       Notices. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

if to the Company:

ExlService Holdings, Inc.

280 Park Avenue, 38th Floor

New York, NY 10017

Attention: General Counsel

if to the Participant, at the Participant’s last known address on file with the Company.

All such notices, demands and other communications shall be deemed to have been duly given when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is mechanically acknowledged, if telecopied.

6.         Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, and each other provision of this Agreement shall be severable and enforceable to the extent permitted by law.

7.         No Rights to Employment. Nothing contained in this Agreement shall be construed as giving the Participant any right to be retained, in any position, as an employee, consultant or director of the Company or its Affiliates or shall interfere with or restrict in any way the right of the Company or its Affiliates, which are hereby expressly reserved, to remove, terminate or discharge the Participant at any time for any reason whatsoever.

8.         Beneficiary. The Participant may file with the Committee a written designation of a beneficiary on such form as may be prescribed by the Committee and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the Participant’s estate shall be deemed to be the Participant’s beneficiary.

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9.         Successors. The terms of this Agreement shall be binding upon and inure to the benefit of the Company and its successors and assigns, and to the Participant and the beneficiaries, executors, administrators, heirs and successors of the Participant.

10.       Entire Agreement. This Agreement and the Plan contain the entire agreement and understanding of the parties hereto with respect to the subject matter contained herein and supersede all prior communications, representations and negotiations in respect thereto. No change, modification or waiver of any provision of this Agreement shall be valid unless the same is in writing and signed by the parties hereto.

11.       Bound by Plan. By signing this Agreement, the Participant acknowledges that he has received a copy of the Plan and has had an opportunity to review the Plan and agrees to be bound by all the terms and provisions of the Plan.

12.       Governing Law. This Agreement shall be construed and interpreted in accordance with the laws of the State of Delaware without regard to principles of conflicts of law thereof, or principles of conflicts of laws of any other jurisdiction which could cause the application of the laws of any jurisdiction other than the State of Delaware.

13.       JURY TRIAL WAIVER. THE PARTIES EXPRESSLY AND KNOWINGLY WAIVE ANY RIGHT TO A JURY TRIAL IN THE EVENT ANY ACTION ARISING UNDER OR IN CONNECTION WITH THIS AGREEMENT IS LITIGATED OR HEARD IN ANY COURT.

14.       Electronic Delivery and Acceptance. The Company has decided to deliver documents related to current or future participation in the Plan by electronic means and to request Participant’s consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through the current plan administrator’s on-line system, or any other on-line system or electronic means that the Company may decide, in its sole discretion, to use in the future.

15.       Headings. The headings of the Sections hereof are provided for convenience only and are not to serve as a basis for interpretation or construction, and shall not constitute a part, of this Agreement.

16.       Signature in Counterparts. This Agreement may be signed in counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. PLEASE NOTE: Participant’s designation/election via the current plan administrator’s website that Participant has read and accepted the terms of this Agreement and the terms and conditions of the Plan is considered Participant’s electronic signature and Participant’s express consent to this Agreement and the terms and conditions set forth in the Plan.

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement.

ExlService Holdings, Inc.

By: Title:

Participant